INCOME TAXES	12 Months Ended
Jul. 31, 2012
INCOME TAXES [Text Block]
6.	INCOME TAXES

	2012	2011

Net loss	$(127,357)	$(105,039)

Expected income tax recovery	(43,301)	(35,713)
Non-deductible expense	20,400	20,400
Unrecognized current benefit of operating losses	22,901	15,313

Total income taxes	$-	$-

The Company’s total income tax asset is as follows:

Tax benefit of net operating loss carry forward	$336,930	$293,629
Valuation allowance	(336,930)	(293,629)

	$-	$-

The Company has net operating loss carry forwards of approximately $991,000 available for deduction against future years taxable income. The valuation allowance increased to $336,930 during the year ended July 31, 2012, since the realization of the net operating loss carry forwards are doubtful. It is reasonably possible that the Company’s estimate of the valuation allowance will change. The operating loss carry forwards will expire at various times through 2032.